Exhibit 99.2

Corporate Presentation October 2021

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward - looking statements. Such forward - looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara’s business strategy, Protara’s manufacturing and development plans for its product candidates and related interactions with the FDA, ex - U.S. development plans, Protara’s financial footing, the impact of the COVID - 19 pandemic and related governmental responses on Protara’s business and clinical programs. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. Factors that contribute to the uncertain nature of the forward - looking statements include: risks that Protara’s sales, revenue, expense and other financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’s development programs, including the initiation and completion of non - clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; the impact of the COVID - 19 pandemic on Protara’s business, clinical supply chain, clinical trials, and the global economy; general market conditions; changes in the competitive landscape; changes in Protara’s strategic and commercial plans; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; the loss of key members of management; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption "Risk Factors" and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission. You are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date on which they were made. Protara undertakes no obligation to update any forward - looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law. 2

Lead programs: TARA - 002 in Non - Muscle Invasive Bladder Cancer (NMIBC) and Lymphatic Malformations (LMs) • Cell - based immunopotentiator • FDA confirmed initial comparability to Japanese predecessor OK - 432 • NMIBC: Promising existing clinical data in patients and a proven MOA generally similar to current standard of care; Planning to initiate Phase 1 clinical study by year end • LMs: Current standard of care in Japan; completed Phase 2 study in the U.S. with additional clinical study planned; FDA granted Rare Pediatric Disease Designation Other mid - stage development programs provide diversification and additional growth potential • IV Choline in intestinal failure associated liver disease (IFALD): Completed retrospective study evaluating the prevalence of IFALD in patients dependent on parenteral nutrition • Completed End Of Phase 2 dialogue with FDA and aligned on Phase 3 design Company well funded through anticipated key milestones • $145M of cash, cash equivalents and investments as of June 30, 2021 3 Modernizing and Expediting Development of De - Risked Assets

Pipeline Addresses Multiple Indications With High Unmet Need


IND Cleared
Phase 1
Phase 2
Phase 3
IMMUNOLOGY, ONCOLOGY
TARA-002 – Lyophilized, inactivated Group A *Streptococcus*
Lymphatic Malformations (LMs)*
Non-Muscle Invasive Bladder Cancer (NMIBC)
HEPATOLOGY, GI, METABOLICS
IV Choline Chloride for Injection – Phospholipid Substrate Replacement
Intestinal Failure Associated Liver Disease (IFALD)**,†
OTHER
Vonapanitase – Recombinant Human Type 1 Elastase
(phase 1 studies completed in fistula patency and PAD)

PROTARA THERAPEUTICS

*TARA-002 Granted Rare Pediatric Disease Designation for the treatment of LMs. OK-432 Granted Orphan Drug Designation by the U.S. FDA for the treatment of LMs, which we believe is applicable under established comparability.
**Granted Orphan Drug and Fast Track Designations by the U.S. FDA
† Phase 1 PK study to be conducted prior to commencing Phase 3

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T A R A - 002 LYOPHILIZED, INACTIVATED GROUP A STREPTOCOCCUS PYOGENES

TARA-002: Cell-Based Immunopotentiator with Significant Potential

- TARA-002 is an investigational, genetically distinct strain of *Streptococcus pyogenes* that is inactivated while retaining its immune-stimulating properties
- TARA-002 is manufactured under GMP conditions from the same Master Cell Bank as OK-432[1], which is approved for a number of oncology indications in Japan
- OK-432 has been studied in many different types of cancer and there are close to 2,000 separate publications for OK-432 listed in PubMed
- Protara has successfully demonstrated GMP-scale manufacturing comparability between TARA-002 and OK-432, allowing the extensive data generated by OK-432 to help support TARA-002*
- Protara has worldwide rights ex-Japan & Taiwan for TARA-002/OK-432 live cells


inactivated

PROTARA THERAPEUTICS

*Confirmed by FDA Office of Tissues and Advanced Therapies (OTAT) Division as part of NMIBC IND

(1) Marketed in Japan and Taiwan as Picibanil®.

Note: Manufacturing modifications reflect manufacturing to U.S. cGMP standards

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TARA-002: Mechanism of Anti-Tumor / Anti-Cystic Activity

Th1 Like Anti-Tumor Cytokine Response

Multi-Cytokine Inducer(1)(2)(3)

IL-2 IL-6 IL-8 IL-10 IL-12 GM-CSF G-CSF TNF-α IFN-γ



1 Abnormal tissue is exposed to TARA-002
2 Immune cells detect TARA-002 and release inflammatory cytokines
3 Activated immune cells infiltrate the abnormal cells
4 Abnormal cells are destroyed
TARA-002
(inactivated
Strep. pyogenes)
Abnormal cells
Macrophage
Neutrophil
Cytokines
Natural killer cell
T cell

PROTARA THERAPEUTICS

(1) Fujimoto T., et al. J Immunol. 1997; 5619.
(2) Ryoma Y, et al. Anticancer Res. 2004; 3295-3298.
(3) Zhao H, et al. Microbiol. Immunol. 1994; 183-190.

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OK-432: Human Efficacy Data in Multiple Indications

OK-432 has been approved (ex-US) or studied in multiple indications

APPROVED INDICATIONS IN JAPAN[1]

- **Lymphangiomas (Lymphatic Malformations)**
- Gastric cancer combo with chemo (post-operative)
- Primary lung cancer combo with chemo
- Reduction of ascites in gastrointestinal cancer
- Reduction of pleural effusion in lung cancer
- Unresponsive head, neck & thyroid cancer

OK-432 CLINICAL RESEARCH CONDUCTED IN:

- **Non-Muscle Invasive Bladder Cancer**
- Ovarian cancer
- Malignant mesothelioma
- Pancreatic cancer
- Esophageal cancer
- Oral squamous cell cancer
- Hepatocellular cancer
- Ranula
- Thyroglossal cysts
- Pleurodesis
- Seroma
- Symptomatic lymphocele
- Auricular hematoma

PROTARA THERAPEUTICS

1. Full Prescribing Information. Chugai Pharmaceuticals. 2016

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TARA - 002 NON - MUSCLE INVASIVE BLADDER CANCER (NMIBC)

TARA-002 in NMIBC: Profile Supports Potential in NMIBC

Cell-Based Immunopotentiator with Notable Patient Experience

- Elicits Th1 type response inducing multiple cytokines to produce an anti-tumor effect
- Mechanistically similar to the current SOC, Bacille Calmette-Guérin (BCG)

- MOA with which urologists are familiar and have been using for decades
- Intravesical administration is preferred clinical approach among urologists[1]



MOA Generally Similar to SOC
Manufacturing Advantages
Modality Familiar with Physicians
Promising Existing Clinical Data

- State-of-the-art U.S. manufacturing facility
- TARA-002 manufacturing process supported by 40 years of production history of OK-432

- ~150 NMIBC patients tested with OK-432 demonstrated promising results[2]
- Treatment generally well tolerated

PROTARA THERAPEUTICS

(1) Market Research Conducted by Protara Therapeutics
(2) Study references available by request
Note: OK-432 is not approved for NMIBC

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11 Clinical Evidence of OK - 432 Provides Strong Rationale for Development of TARA - 002 in NMIBC Data across multiple investigator - initiated studies in ~150 NMIBC patients treated intravesically shows that OK - 432: Was generally well - tolerated, with safety and tolerability observed across a range of doses Demonstrated treatment effect and lower rates of recurrence vs. control group, including in the randomized, controlled setting

NMIBC Represents the Most Common Form of Bladder Cancer

Bladder Cancer in the US

6th **most prevalent cancer** in the U.S.[1]

4x more likely to be diagnosed in **men**[2]



9 in 10


are
age 55+[1]

High rate of recurrence with 3-year rate estimated at up to **80%**[3]

NMIBC makes up **~80%** of all bladder cancer with **~65,000 diagnosed per year** in the U.S.[4]

NMIBC patients are treated by a **urologist**

Significant increase in **recurrence, progression** & an escalated number of patients needing **cystectomies**[5]

PROTARA THERAPEUTICS

(1) National Cancer Institute, SEER Bladder Cancer – Stat Facts. Accessed February 5, 2021.
(2) Saginala, K. et al. Med Sci. 2020.
(3) Campbell Walsh 11th edition, Elsevier.
(4) Anastasiadis et al. Therapeutic Advances in Urology. 2012.
(5) Ourfali, S. et. al. European urology focus. 2019.

12

13 TARA - 002 in NMIBC: Target Patient Population NMIBC is categorized and treated based on risk stratification, determined by combination of tumor grade, stage, size, recurrence history and focality Treatment goal is to prevent: 1. Progression 2. Cystectomy 3. Recurrence 1. National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019. 2. Anastasiadis et al. Therapeutic Advances in Urology, 2012. 3. Market Research Conducted by Protara Therapeutics NMIBC, non - muscle invasive bladder cancer. 80 , 000 65 , 000 Patients diagnosed with bladder cancer annually 1 Patients with NMIBC 2 ~30,000 Initial target patient population: Patients with high grade NMIBC who are candidates for immunotherapy 1 - 3

TARA-002 in NMIBC: Phase 1a/1b Study Design

Phase 1

Dose finding, open-label study evaluating intravesical TARA-002 in adults with high-grade NMIBC

Phase 1a: Dose Escalation[1]

Enroll → 10 KE → 20 KE → 40 KE

3+3 Dose Escalation Design

NMIBC
HGCIS or HGTa in patients previously treated or unable to access BCG (BCG-naïve[2])
N = 9–18 patients

- Evaluate safety, tolerability and preliminary signs of anti-tumor activity of TARA-002 and establish MTD and RP2D for Phase 2 study

Phase 1b: Expansion Cohort[1]

Enroll → RP2D

NMIBC
HGCIS active disease[3]
N = 12 patients*

*Subjects enrolled in the dose expansion phase will not include subjects previously enrolled and treated in the dose escalation phase

- Further assess safety and preliminary signs of anti-tumor activity of TARA-002 at the established RP2D

PROTARA THERAPEUTICS

[1]Subjects will receive weekly intravesical doses of TARA-002 instillation for 6 weeks
[2]Defined as not previously treated with or unable to access BCG.
[3]Defined as disease present at last cystoscopic evaluation during the dose expansion phase.
Definitions: BCG, bacillus Calmette-Guérin; HGCIS, high-grade carcinoma in situ; HGTa, high-grade Ta; KE, Klinische Einheit; MTD, maximum tolerated dose; RP2D, recommended phase 2 dose; TURBT, trans urethral resection of bladder tumor.

TARA - 002 LYMPHATIC MALFORMATIONS (LM S )

TARA-002 in LMs

Lymphatic Malformations

Rare, non-malignant lesions consisting of dilated, lymphatic fluid-filled sacs caused by abnormal development of the lymphatic endothelial system[1]

Epidemiology

Epidemiology: incidence of lymphatic malformations is ≈1,400-1,800 LM cases per year[2]

Current Treatment Options

Current treatment options include surgical excision with high complication (33%) and recurrence (55%) rates[3] as well as off-label use of sclerosants

FDA Granted Pediatric Rare Disease Designation

Majority of LMs present at birth (65-75%) or by age 3 (80-90%) during active lymphatic growth period[3]



PROTARA THERAPEUTICS

(1) Brouillard P, et al. J Clin Invest. 2014;124:898-904.
(2) Internal company estimates
(3) Ha J, et al. Curr Ped Rev. 2014;10:238-248.

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Before A f t e r 17 OK - 432 in LMs: Clear Evidence of Biologic Activity in Patients Before A f t e r Completed Phase 2 study of OK - 432 in U.S. provides evidence of treatment effect with support for strong safety profile Protara Therapeutics data on file

IV CHOLINE CHLORIDE INTESTINAL FAILURE ASSOCIATED LIVER DISEASE (IFALD)

IV Choline in IFALD: Late-stage Opportunity for an Unmet Medical Need


H_3C
CH_3
H_3C
N^+
OH

An Essential Molecule in Several Metabolic Processes

Patients dependent on PN cannot absorb sufficient levels of choline. Data confirms that choline deficient diets results in steatosis and cholestasis.[1] There are currently no approved PN treatments that offer sufficient choline

Clinical History Supporting Choline Substrate Replacement in Patients with IFALD

A Phase 2 study demonstrated the clinical potential of choline substrate replacement therapy by reversing certain hallmark pathologies of IFALD[1]

Strong Market Opportunity with Potential to Expand Addressable Patients

Prevalence of patients on PN 79/million[2]; recent Medicare diagnosis data suggests ≈ 5,000 IFALD patients[3]

Clear Regulatory and Clinical Path Forward

Received Orphan Drug and Fast Track Designations from FDA. Positive End of Phase 2 meeting with FDA requesting Phase 1 PK study and Phase 3 trial to complete registrational package

PROTARA THERAPEUTICS

1. Buchman A, et al. *JPEN*. 2001;5:260-268. 2. Mundi M, et al. *ASEPN*. 2017;32:799-805. 3. Internal Protara market research.
IFALD, intestinal failure associated liver disease; IV, intravenous; PK, pharmacokinetic; PN, parenteral nutrition.

19

20 IV Choline in IFALD: Prevalence Study Prevalence study to enhance understanding of the patient population DESIGN Retrospective, observational study of patients in both academic & community settings POPULATION Patients dependent on PN for 6 or more months OBJECTIVE • Understand the incidence of cholestasis, a hallmark pathology of IFALD in this patient population • Measuring serum alkaline phosphatase (ALP) levels greater than 1.5 times the upper limit of normal (ULN) as a key marker of cholestasis RESULTS • ~31% of all patients, irrespective of baseline levels, presented with ALP levels greater than 1.5 times the ULN at any given time during 6 to 36 months. • ~28% of all patients had persistent ALP elevations greater than 1.5 times the ULN at 36 months. • At baseline, ~23% of patients presented with ALP levels greater than 1.5 times the ULN with ~76% presenting with greater than 1.5 times the ULN at any given time during 6 to 36 months and ~59% with persistent ALP elevations greater than 1.5 times the ULN at 36 months. • While medical management demonstrated some improvement in ALP levels, it was not sufficient for managing ALP levels over the long term in patients on PN. • Results support further exploration in patient population to determine rates of choline deficiency & steatosis. NEXT STEPS Prospective observational study under way to further characterize the prevalence of choline deficiency, as well as cholestasis and steatosis, in ~300 patients dependent on PN

IV Choline in IFALD : Phase 2 Results

Improvement in Steatosis and Cholestasis

CLINICALLY MEANINGFUL IMPROVEMENT IN STEATOSIS

At Baseline


R
L

After 24 Weeks


R
L

CHOLESTASIS IMPROVEMENT: ALL PATIENTS*(1)


Placebo
Choline Chloride
n=14ǂ (7 active; 7pbo)
LS Means (+/- stderr) of change from Baseline of ALP (U/L)
400
350
300
250
200
150
100
50
0
-50
-100
-150
-200
p= 0.6500
p= 0.0764
p= 0.0565
p= 0.0081
p= 0.0050
p= 0.0069
p= 0.0052
p= 0.0016
2
4
6
12
16
20
24
34
Assessment Week
Choline D/C'd

*Mixed model for repeated measurement (MMRM) method used

ǂA placebo subject was excluded from all analyses due to likely IV contrast-induced imaging abnormalities, confirmed by independent radiologist

PROTARA THERAPEUTICS

(1) Protara Therapeutics re-analysis of patient CRF's, data on file

21

S u mm ary

Building Momentum in 2021 23 NMIBC: Significant Market Potential 2H’21: File IND with GMP scale confirmatory comparability data • Year - End 2021: Initiate Phase 1 study IV Choline: Late - Stage Pipeline Opportunity • 2H’21: Complete retrospective prevalence study to better characterize the unmet need in IFALD Solid Financial Position • $145M of cash, cash equivalents and investments as of June 30, 2021 • 19.2M Common Share Equivalents:11.2M Common + 8.0M Preferred on as - converted basis as of June 30, 2021 LMs: Rare Disease Opportunity • 2H’21: Update IND with GMP scale confirmatory comparability data • 2H’21: Engage FDA on design of additional clinical study

Corporate Presentation October 2021

Appendix

Current Standard of Care Highlights High Unmet Need for Patients


Under Urologist Care
Initial Presentation
Present to PCP:
• Blood in urine
• Bladder irritation
Referral & Testing
Urologist tests:
• CT scan
• Cytology
• Cystoscopy
TURBT
Diagnose, Stage & Grade
High Grade
Treatment
Prescribe BCG
Recurrence
Up to 8/10 recur in 3 years1
Repeat TURBT
Cystectomy
Bladder Removal
Intravesical Agents
Experimental Agents in Development
IV Treatment
Transfer to Medical Oncologist
• Checkpoint inhibitors
Primary care / PCP
Urologist
Medical Oncologist

(1) Campbell Walsh 11th edition, Elsevier.

PROTARA THERAPEUTICS

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27 BCG Shortage Causes Significant Impact on Care Shortage has prompted major urological associations to issue guidan c e o n pati e nt m anag eme nt (1) “…remain extremely concerned about this shortage and its effects on the care of bladder cancer patients…” - Joint Statement on BCG Shortage, Feb 2019 “I see patients every week whose treatment decisions are affected by the BCG shortage …sometimes I just recommend moving patients more quickly to cystectomy because we don’t have any better options available. ” - Academic Hospital Urologist Dose rationing and resorting to less desirable treatment options are impacting patient care (2) BCG shortages begin after Sanofi lab is shut down due to mold infractions Sanofi production of B CG r e s um es Merck announces anticipated BCG supply constraints despite expanding capacity 201 2 202 0 201 3 201 4 201 5 2016 2017 Sanofi announces discontinuation of TheraCys BCG; Merck becomes sole US provider of BCG Merck announces shortages of Tice strain of BCG = BCG Shortage 2018 2019 US Urologists are continuing to ration BCG doses and adjust treatment decisions due to shortage Merck announces plans to construct new facility to expand BCG manufacturing. Facility could take 5 - 6 years to construct. (1) AUA/SUO Joint Guideline: Published 2016; Amended 2020 (2) Market Research Conducted by Protara Therapeutics

OK-432 in LMs: Robust Results of Completed Phase 2 Study[(1)] in U.S.

69% CLINICAL SUCCESS‡ IN IMMEDIATE TREATMENT GROUP 6 MONTHS AFTER ENROLLMENT



ITT: Observations 6 Months After Enrollment
69%
P < 0.0001
7.5%
Immediate Treatment Group (N=110)
Delayed Treatment Group Pre-Treatment* (N=40)

- During this same period, 7.5% of patients in the delayed treatment group experienced spontaneous regression of LM
- Treatment: 1-4 injections at 8-week intervals max of 0.2mg/session (2KE)

84%* CLINICAL SUCCESS‡ IN PATIENTS WITH MACROCYSTIC LESION TYPES



Complete or Substantial Response by Radiographically Confirmed Lesion Type**
Complete Response
Substantial Response
84%
22%
62%
60%
32%
28%
0%
Macrocystic Lymphangiomas (n=77)
Mixed (n=47)
Microcystic Lymphangiomas (n=14)

- Patients with radiographically confirmed macrocystic lesions had the greatest chance for clinical success
- In those patients with mixed lesions, clinical success was still achieved

PROTARA THERAPEUTICS

‡ Clinical Success was defined as complete or substantial response
*Reflects data prior to dosing with OK-432. After dosing, the clinical success rate was 66%, which was not statistically different from the Immediate Treatment Group
**Results were analyzed by lesion type across all treatment groups
(1) Results based on retrospective analysis of source verified data that included the full dataset of subjects enrolled in the P2 randomized study between January 1998 and August 2005, including data in the published study (Smith et al. 2009) which included subjects enrolled between January 1998 and November 2004.

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*Results based on retrospective analysis of source verified data that included the full dataset of subjects enrolled in the P2 randomized study between January 1998 and August 2005, including data in the published study (Smith et al. 2009) which included subjects enrolled between January 1998 and November 2004. Safety Profile* ▪ Most common AEs with treatment were local injection site reactions, fever, fatigue, decreased appetite, with resolution within two weeks ▪ Treatment emergent SAEs related to OK - 432: reported in 4.1% of patients, with the most severe events being airway obstruction and facial paralysis due to massive swelling post - injection that required tracheostomy and hospitalization. Both of these events were reported as resolved. ▪ One SAE related to OK - 432 led to discontinuation: Proptosis of the eye ▪ One SAE not related to OK - 432 led to death: Death due to tracheotomy tube obstruction OK - 432 in LMs: Compelling Safety Record 29

IV Choline in IFALD: Informative Clinical History

A significant body of supportive evidence across 4 studies

1994 - IV PK Study[2]
n=4 PN patients

1st continuous exposure to IV choline, established safety and 2g dose

2001 - IV Phase 2 RCT[4]
n=15 PN patients

2g dose confirmed, reversal of steatosis, improvement in cholestasis (reduction of ALP*)



1992 - Oral Lecithin Study[1]
n=15 PN patients

Lecithin did not achieve physiologic levels; however did reduce steatosis with moderate ALP* improvement

1995 - IV Pilot Study[3]
n=4 PN patients

IV Choline replacement reversed steatosis, improved other measures of hepatobiliary injury

PROTARA THERAPEUTICS

1) Buchman A, et al. Gastroenterology. 1992;102:1363-1370.
2) Buchman A, et al. Clin Pharmacol Ther. 1994;55:277-283.
3) Buchman A, et al. Hepatol. 1995;22:1399-1403.
4) Buchman A, et al. JPEN. 2001;5:260-268.

* ALP=Alkaline phosphatase

30

IV Choline in IFALD: Multi-Center Phase 2a POC Study

Randomized, Controlled Study Design & Objective

IV CHOLINE REPLACEMENT PROOF OF CONCEPT STUDY[1]	
Study Design	Randomized Double-blind Phase 2 Trial
Subjects	15 (9 per protocol)
Age	>16 years old
PN Requirement	Greater than 80% of all nutrient requirements supplied by PN
Randomization	1:1 Usual PN or PN + 2g IV choline/day
Duration of Treatment	24 Weeks
Visits	Weeks 2,4,6,12,16, 20, 24
Follow up	Week 34
Dose	2g Choline Chloride QD in PN solution

- The IV Choline Chloride replacement POC, randomized study did not have pre-specified endpoints
- The primary objective of the study was to determine if IV Choline Chloride substrate replacement would reverse hepatic steatosis and improve liver function in patients receiving long-term PN

PROTARA THERAPEUTICS

1. Buchman A, et al. *JPEN*. 2001;5:260-268.
IFALD, intestinal failure associated liver disease; IV, intravenous ; POC, proof of concept; PN, parenteral nutrition; QD, once a day.

31